Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information

17. SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental cash flow information was as follows:

Years Ended December 31,	2013	2012	2011
Interest paid	$5,334	$2,802	$1,854
Income taxes net of refunds	$73,168	$46,819	$45,137
Common stock issued for Carrier Enterprise III	—	$93,250	—
Net assets of locations contributed to Carrier Enterprise II	—	—	$14,769